M&I Auto Loan Trust 2001-1                                                                                    Page 1
Monthly Servicing Report




Distribution Date                 February 20, 2002                            Closing Date:         August 30, 2001
Collection Period Begin Date:       January 1, 2002              Previous Distribution Date:        January 22, 2002
Collection Period End Date:        January 31, 2002     Previous Collection Period End Date:       December 31, 2001




--------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics      Cutoff Balance      Coupon        Accrual          Legal Final          CUSIP
                                                                       Calendar          Maturity
--------------------------------------------------------------------------------------------------------------------

I.   Class A-1 Notes                 $82,000,000.00      3.510%       Actual/360       August 20, 2002     55255PAA8

ii   Class A-2 Notes                 $90,000,000.00      3.890%         30/360       November 20, 2004     55255PAB6

iii  Class A-3 Notes                $112,000,000.00      4.490%         30/360          April 20, 2006     55255PAC4

iv   Class A-4 Notes                 $52,590,000.00      4.970%         30/360          March 20, 2007     55255PAD2

v    Class B Notes                   $10,410,000.00      5.880%         30/360           June 20, 2008     55255PAE0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
B. Bond Balances               Balance as of           % of Original Balance      Unpaid Interest    Unpaid Interest
                           1/22/2002     2/20/2002    1/22/2002     2/20/2002        1/22/2002          2/20/2002
--------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes      $15,202,295    $1,824,230      18.54%        2.22%            -                   -

ii   Class A-2 Notes      $90,000,000   $90,000,000     100.00%      100.00%            -                   -

iii  Class A-3 Notes     $112,000,000  $112,000,000     100.00%      100.00%            -                   -

iv   Class A-4 Notes      $52,590,000   $52,590,000     100.00%      100.00%            -                   -

v    Class B Notes        $10,410,000   $10,410,000     100.00%      100.00%            -                   -
---------------------------------------------------------------------------------------------------------------------


M&I Auto Loan Trust 2001-1
Monthly Servicing Report                                                                                                     Page 2


Distribution Date                   February 20, 2002                                              Closing Date:     August 30, 2001
Collection Period Begin Date:         January 1, 2002                                Previous Distribution Date:    January 22, 2002
Collection Period End Date:          January 31, 2002                       Previous Collection Period End Date:   December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------

I.   Initial Reserve Deposit                                            $1,735,000.00
ii   Beginning of Period Reserve Balance                                $2,840,358.88
iii  Specified Reserve Account Percent                                          1.00% of Current Pool Balance
iv   Specified Reserve Account Floor                                    $2,602,500.00
v    Specified Reserve Account Balance                                  $2,717,094.72
vi   Reserve Account Release                                               123,264.16
vii  Reserve Account Draws                                                      $0.00
viii Reserve Account Deposits                                                   $0.00
ix   End of Period Reserve Balance                                      $2,717,094.72
x    Outstanding Simple Interest Advances                                 $488,071.37
------------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------
D. Servicing

-------------------------------------------------------------------------------------------
I    Servicing Fee Percentage                        0.50%
ii   Beginning of Period Servicing Shortfall         0.00
iii  End of Period Servicing Shortfall               0.00
-------------------------------------------------------------------------------------------


M&I Auto Loan Trust 2001-1                                                                                                   Page 3
Monthly Servicing Report


Distribution Date                     February 20, 2002                                            Closing Date:     August 30, 2001
Collection Period Begin Date:           January 1, 2002                              Previous Distribution Date:    January 22, 2002
Collection Period End Date:            January 31, 2002                     Previous Collection Period End Date:   December 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics               Initial Balance                   Balance as of                      % of Original as of
                                              8/22/2001             12/31/2001             1/31/2002           12/31/2001  1/31/2002
------------------------------------------------------------------------------------------------------------------------------------
I    Principal Balance                     $347,000,000.07        $284,035,887.61       $271,709,471.70           81.85%      78.30%
ii   Number of Contracts                            25,198                 22,342                21,776           88.67%      86.42%
iii  Weighted Average Coupon (WAC)                   9.01%                  9.01%                 9.01%
iv   Weighted Average Original Term                  59.70                  59.50                 59.53
v    Weighted Average Remaining Term                 51.23                  47.34                 46.42
vi   Weighted Average Seasoning                       8.47                  12.16                 13.11
------------------------------------------------------------------------------------------------------------------------------------


M&I Auto Loan Trust 2001-1                                                                                                   Page 4
Monthly Servicing Report


Distribution Date                     February 20, 2002                                  Closing Date:               August 30, 2001
Collection Period Begin Date:           January 1, 2002                    Previous Distribution Date:              January 22, 2002
Collection Period End Date:            January 31, 2002           Previous Collection Period End Date:             December 31, 2001



------------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance             # of Contracts        % of # of Contracts        Principal Balance     % of Principal Balance
                                   12/31/2001  1/31/2002  12/31/2001  1/31/2002    12/31/2001    1/31/2002   12/31/2001   1/31/2002
------------------------------------------------------------------------------------------------------------------------------------
I    30-59 Days Delinquent             79          57       0.35%      0.26%     1,038,494.30   692,890.90       0.37%       0.26%
ii   60-89 Days Delinquent             16          12       0.07%      0.06%       226,454.90   156,455.99       0.08%       0.06%
iii  90-119 Days Delinquent            10          15       0.04%      0.07%       125,477.01   183,987.12       0.04%       0.07%
iv   120+ Days Delinquent               3           8       0.01%      0.04%        38,271.12    82,918.62       0.01%       0.03%
v    Repo in Inventory
       (Charged-Off)                    4           4       0.02%      0.02%        46,747.00    49,385.00       0.02%       0.02%
vi   Repo in Inventory
       (Not Charged-Off)                3           9       0.01%      0.04%        58,900.00   145,383.00       0.02%       0.05%
vii  Gross Charge_offs in Period       10           9       0.04%      0.04%        64,224.79    75,666.27       0.02%       0.03%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
F.2 Ratios                                            Ratio
                                        11/30/2001  12/31/2001      1/31/2002                       3 Month Average
------------------------------------------------------------------------------------------------------------------------------------
I    Net Loss Ratio                       0.09%       0.24%           0.33%                              0.22%
ii   Delinquency Ratio                    0.09%       0.14%           0.16%                              0.13%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                                      Dollar Amount              % of Original Balance
                                                    12/31/2001           1/31/2002       12/31/2001   1/31/2002
------------------------------------------------------------------------------------------------------------------------------------
I    Gross Charge-Offs in Period                    $64,224.79           $75,666.27        0.019%       0.022%
ii   Cumulative Gross Charge-Offs                   $87,470.19          $163,136.46        0.025%       0.047%
iii  Net Losses in Period                           $58,601.24           $67,049.37        0.017%       0.019%
iv   Cumulative Net Losses                          $81,846.64          $148,896.01        0.024%       0.043%
------------------------------------------------------------------------------------------------------------------------------------


M&I Auto Loan Trust 2001-1                                                                                                    Page 5
Monthly Servicing Report


Distribution Date                   February 20, 2002                                    Closing Date:               August 30, 2001
Collection Period Begin Date:         January 1, 2002                      Previous Distribution Date:              January 22, 2002
Collection Period End Date:          January 31, 2002             Previous Collection Period End Date:             December 31, 2001


------------------------------------------------------------------------------------------------------
H. Pool Collections

------------------------------------------------------------------------------------------------------
I.   Borrower Interest Collections                                                        2,173,473.66
ii   Borrower Principal Collections                                                      12,237,034.64
iii  Net Liquidation Proceeds                                                                13,715.00
iv   Recoveries                                                                               8,616.90
v.   Simple Interest Advance                                                                488,071.37
vi.  Repurchase Amounts (Interest)                                                                -
vii. Repurchase Amounts (Principal)                                                               -
viii.Total Interest Collections                                                           2,661,545.03
ix.  Total Principal Collections                                                        $12,259,366.54
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation

------------------------------------------------------------------------------------------------------
I.   Beginning Pool Balance                                                            $284,035,887.61
ii   Pool Balance Reductions from Principal Collections                                 $12,250,749.64
iii  Gross Charge-Offs in Period                                                            $75,666.27
iv   Ending Pool Balance                                                               $271,709,471.70
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
J. Total Available

------------------------------------------------------------------------------------------------------
I.   Total Pool Collections                                                             $14,920,911.57
ii   Reinvestment Income from Reserve Account                                                    $0.00
        Reserve Account Balance                                $2,840,358.88
        Specified Reserve Account Amount                       $2,717,094.72
                                                               -------------
iii  Reserve Account Release                                                                123,264.16
iv   Reserve Account Draw                                                                         0.00
v    Collected Funds                                                                    $15,044,175.73
------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                                                    Page 6
Monthly Servicing Report




Distribution Date                 February 20, 2002                                                 Closing Date:    August 30, 2001
Collection Period Begin Date:       January 1, 2002                                   Previous Distribution Date:   January 22, 2002
Collection Period End Date:        January 31, 2002                          Previous Collection Period End Date:  December 31, 2001




------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                              Calculation           Amount Due     Amount Available for     Amount Paid
                                                             Steps                                 Distribution
------------------------------------------------------------------------------------------------------------------------------------
I    Reimbursement of Outstanding Simple Interest
     Advances                                                    $0.00         $525,142.56         15,044,175.73          525,142.56

       Servicing Fee                                        118,348.29

       Previous Servicing Fee Shortfall                           0.00
                                                       ===============
ii   Total Servicing Fee                                   $118,348.29         $118,348.29         14,519,033.17          118,348.29

iii  Class A Notes Interest Distribution                                        971,611.41         14,400,684.88          971,611.41

       Class A Notes Balance                           $269,792,294.51
       Pool Balance                                    $271,709,471.70
                                                       ===============
iv   Priority Principal Distribution                             $0.00                 -           13,429,073.47                 -

v    Class B Notes Interest Distribution                         $0.00           51,009.00         13,429,073.47           51,009.00

vi   Reserve Fund Deposit                                        $0.00               $0.00         13,378,064.47                 -

        a) Previous Class A-1 Notes                     $15,202,294.51               $0.00                   -                   -

        b) Previous Note Balance - Pool Balance          $8,492,822.81               $0.00                   -                   -

     X.)  MAX of a) and b)                              $15,202,294.51               $0.00                   -                   -

     Y.)  Priority Principal Distribution Amount                 $0.00               $0.00                   -                   -
                                                        ==============
vii  Regular Principal Distribution                     $15,202,294.51       15,202,294.51         13,378,064.47       13,378,064.47

viii Release to Seller                                                                 -                     -                   -
------------------------------------------------------------------------------------------------------------------------------------


M&I Auto Loan Trust 2001-1                                                                                                    Page 7
Monthly Servicing Report


Distribution Date                February 20, 2002                                       Closing Date:               August 30, 2001
Collection Period Begin Date:      January 1, 2002                         Previous Distribution Date:              January 22, 2002
Collection Period End Date:       January 31, 2002                Previous Collection Period End Date:             December 31, 2001




------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions      Coupon   Number of Days  Current Interest  Previous Interest      Accrued         Total Bond
                                             in Pay Period                        Shortfall          Interest on      Interest Due
                                                                                                      Interest
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                         $971,611.41          0.00                0.00            971,611.41
   Class A-1 Notes                  3.510%        30            $42,984.49          0.00                0.00             42,984.49
   Class A-2 Notes                  3.890%        30           $291,750.00          0.00                0.00            291,750.00
   Class A-3 Notes                  4.490%        30           $419,066.67          0.00                0.00            419,066.67
   Class A-4 Notes                  4.970%        30           $217,810.25          0.00                0.00            217,810.25
   Class B Notes                    5.880%        30            $51,009.00          0.00                0.00             51,009.00
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------
L. Bond Interest Distributions      Total Bond    Interest Shortfall
                                   Interest Paid
--------------------------------------------------------------------
   Total Class A Notes               971,611.41         0.00
   Class A-1 Notes                    42,984.49         0.00
   Class A-2 Notes                   291,750.00         0.00
   Class A-3 Notes                   419,066.67         0.00
   Class A-4 Notes                   217,810.25         0.00
   Class B Notes                      51,009.00         0.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
M. Bond Principal Distributions

--------------------------------------------------------------------------------
   Priority Principal Distribution                                           -
   Regular Principal Distribution                                  13,378,064.47
                                                                   =============
   Total Principal Distribution                                    13,378,064.47
                                                                               0
   Class A-1 Notes Principal Distribution                          13,378,064.47
   Class A-2 Notes Principal Distribution                                   0.00
   Class A-3 Notes Principal Distribution                                   0.00
   Class A-4 Notes Principal Distribution                                   0.00
   Class B Notes Principal Distribution                                     0.00
--------------------------------------------------------------------------------

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  February 20, 2002
MONTHLY PERIOD:     January, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)  The aggregate amount of the distribution with respect to:

                               Class A-1 Notes       13,421,048.96
                               Class A-2 Notes          291,750.00
                               Class A-3 Notes          419,066.67
                               Class A-4 Notes          217,810.25
                               Class B Notes             51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:


                               Class A-1 Notes           42,984.49
                               Class A-2 Notes          291,750.00
                               Class A-3 Notes          419,066.67
                               Class A-4 Notes          217,810.25
                                 Class B Notes           51,009.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                               Class A-1 Notes       13,378,064.47
                               Class A-2 Notes                 -
                               Class A-3 Notes                 -
                               Class A-4 Notes                 -
                                 Class B Notes                 -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1


                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                         Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:   February 20, 2002
MONTHLY PERIOD:      January, 2002

          (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                   Class A-1 Notes                    163.67
                                   Class A-2 Notes                      3.24
                                   Class A-3 Notes                      3.74
                                   Class A-4 Notes                      4.14
                                     Class B Notes                      4.90


          (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                   Class A-1 Notes                      0.52
                                   Class A-2 Notes                      3.24
                                   Class A-3 Notes                      3.74
                                   Class A-4 Notes                      4.14
                                   Class B Notes                        4.90


          (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                                   Class A-1 Notes                    163.15
                                   Class A-2 Notes                         -
                                   Class A-3 Notes                         -
                                   Class A-4 Notes                         -
                                     Class B Notes                         -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

          (A) The Pool Balance at the close of business on the last day of the Monthly Period:

                                                              271,709,471.70

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:   February 20, 2002
MONTHLY PERIOD:      January, 2002

          (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:



                                   Class A-1 Notes             1,824,230.04
                                   Class A-2 Notes            90,000,000.00
                                   Class A-3 Notes           112,000,000.00
                                   Class A-4 Notes            52,590,000.00
                                     Class B Notes            10,410,000.00


          (C) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                   Class A-1 Notes                     0.02
                                   Class A-2 Notes                     1.00
                                   Class A-3 Notes                     1.00
                                   Class A-4 Notes                     1.00
                                     Class B Notes                     1.00


          (D)  The amount of aggregate Realized Losses for the preceding Monthly
               Period:



          (E) The aggregate Purchase Amount for all Receivables that were repurchased in the Monthly Period: 67,049.37


2. Servicing Fee


          The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                 118,348.29

3. Payment Shortfalls

          (A) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                   Class A-1 Notes                       -
                                   Class A-2 Notes                       -
                                   Class A-3 Notes                       -
                                   Class A-4 Notes                       -
                                     Class B Notes                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  February 20, 2002
MONTHLY PERIOD:     January, 2002

          (B) The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph 3(A) above per $1,000 interest with respect to:

                                 Class A-1 Notes                        -
                                 Class A-2 Notes                        -
                                 Class A-3 Notes                        -
                                 Class A-4 Notes                        -
                                   Class B Notes                        -


4

          (A) The aggregate amount of collections by the Servicer during the preceding Monthly Period:

                                                              14,920,911.57


          (B) The aggregate amount which was received by the Trust from the Servicer during the Monthly Period:

                                                              14,802,563.28

          (C)  The number of Receivables that are delinquent for:

                                        30-59 days                       57
                                        60-89 days                       12
                                   90 or more days                       23
                    Repossessed Autos in Inventory                       13